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                           PURCHASE AND SALE AGREEMENT

                                 by and between

                         KTI Environmental Group, Inc.,

                                       and

                                CNA Realty Corp.

                                       and

                                    CLE, Inc.

                                December 30, 1998
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                           PURCHASE AND SALE AGREEMENT


         This PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of December30, 1998, is made and entered into by and between KTI Environmental Group, Inc., a New Jersey corporation (the "Buyer"), and CNA Realty Corp., a Delaware corporation ("CNA Realty") and CLE, Inc., a Nevada corporation ("CLE" and, together with CNA Realty, the "Seller").

         WHEREAS, CNA Realty desires to sell to the Buyer, and the Buyer desires to purchase from CNA Realty, on the terms and subject to the conditions set forth in this Agreement, all of CNA Realty's right, title and interest as a limited partner in and to Maine Energy Recovery Company, Limited Partnership, a Maine limited partnership (the "Partnership") (the "LP Assigned Interest"); and

         WHEREAS, the Partnership issued to CNA Realty that certain Subordinated Note, dated as of December 1, 1990, as amended by Allonge Amending Subordinated Note, dated as of May 3, 1996, in the original principal amount of $14,252,338.39, which note was previously divided into two Subordinated Notes, one of which is presently owned by CNA Realty and one of which is presently owned by CLE (the "Subordinated Notes"); and

         WHEREAS, the Seller now desires to assign and sell its interests in the Subordinated Notes to Buyer and Buyer desires to purchase the Subordinated Notes on the terms and provisions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement, the Buyer and the Seller hereby agree as follows:

                ARTICLE I -- TRANSFER OF THE LP ASSIGNED INTEREST

         1.01 Transfer of Assigned Interest. On the terms and subject to all of the conditions set forth in this Agreement, at the Closing (as hereinafter defined), CNA Realty shall sell, transfer and assign to the Buyer, and the Buyer shall purchase and acquire from CNA Realty, all of CNA Realty's right, title and interest, as of the date hereof, in and to the LP Assigned Interest.

         1.02 Purchase Price of Assigned Interest. The purchase price for the LP Assigned Interest shall be Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00) (the "LP Purchase Price").

         1.03 Manner of Payment. On the terms and subject to all of the conditions set forth in this Agreement, the Buyer shall pay to CNA Realty the LP Purchase Price by wire transfer of such amounts (in immediately available funds) on the Closing Date in accordance with written wire transfer instructions provided in writing by CNA Realty to the Buyer prior to Closing.


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                    ARTICLE II -- SALE OF SUBORDINATED NOTES

         2.01 Sale. On the terms and subject to all of the conditions set forth in this Agreement, at the Closing, the Seller shall sell, assign and transfer to the Buyer, without recourse, all of its right, title and interest in and to the Subordinated Notes, "as is" and "with all faults" and without representations and warranties of the Seller except as expressly set forth in Article IV of this Agreement.

         2.02 Purchase Price. The purchase price for the Subordinated Notes (the "Note Purchase Price") is an amount equal to the outstanding aggregate principal amounts of the Subordinated Notes on the Closing Date, plus accrued interest to the Closing Date.

         2.03 Manner of Payment. On the terms and subject to all of the conditions set forth in this Agreement, the Buyer shall pay to the Seller the Note Purchase Price by wire transfer of such amount (in immediately available funds) on the Closing Date in accordance with written wire transfer instructions provided in writing by the Seller to the Buyer prior to Closing.

         2.04. Delivery of Subordinated Notes and Assignments. On the Closing Date the Seller shall deliver to the Buyer the original Subordinated Notes, each endorsed or assigned to the Buyer.

                             ARTICLE III -- CLOSING

         3.01 Closing. The closing of the transactions contemplated by Article I and Article II of this Agreement (the "Closing") shall take place at the offices of the Buyer. The Closing shall take place on the date hereof or at such other location, time or date as may be agreed to in writing between the Seller and the Buyer (such date of the Closing being herein called the "Closing Date").

         3.02 General Procedure. At the Closing, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Articles VI and VII hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be reasonably satisfactory in form and substance to counsel for the receiving party. The conveyance, transfer, assignment and delivery of the LP Assigned Interest shall be effected by CNA Realty's execution and delivery to the Buyer of an assignment substantially in the form attached hereto as Exhibit A (the "LP Interest Assignment"), and such other instruments of conveyance, transfer, assignment and delivery as the Buyer shall reasonably request to cause CNA Realty to transfer, convey, assign and deliver the LP Assigned Interest to the Buyer.

             ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF SELLER

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         The sale and assignment of the LP Assigned Interest and the
Subordinated Notes is without recourse and without representation or warranty, express or implied, except that the Seller represents and warrants to the Buyer that:

         4.01 Execution, Delivery; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Seller and no other proceedings on its part are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Seller and, assuming that this Agreement is the valid and binding agreement of the Buyer, constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

         4.02 No Breach. To the Seller's knowledge and in reliance upon the conditions precedent described in Section 6.02 hereof having been satisfied, the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, or constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of any indenture, mortgage, lease, loan agreement or other agreement or instrument by which the Seller is bound or affected (other than any indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Partnership is a party) or any law, statute, rule or regulation or order, judgment or decree to which the Seller is subject.

         4.03 Good Title; No Liens. To the best of their knowledge, CNA Realty owns good title to the LP Assigned Interest and the Seller owns the Subordinated Notes, free and clear of all liens and encumbrances, and each is holding them for its own account. CNA Realty has not previously sold, transferred or assigned any of its interest in the LP Partnership, nor has it acquired any of its interest in the LP Partnership during the past twelve months. The Seller has not previously sold, transferred or assigned any of its respective interests in the Subordinated Notes, nor has it acquired any of its interest in the Subordinated Notes during the past twelve months.

         4.04 No Brokers; Adequacy of Purchase Price. The Seller has not dealt with any broker in connection with this transaction. The Buyer has provided all information requested by the Seller with respect to the Partnership, the LP Assigned Interest and the Subordinated Notes and all other matters with respect thereto requested by the Seller, and the Seller is satisfied with the Purchase Price and is freely making its decision to sell the LP Assigned Interest and the Subordinated Notes for its own reasons with no additional information requested or required.

              ARTICLE V -- REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer hereby represents and warrants to the Seller that:


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         5.01 Execution, Delivery; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Buyer, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by the Buyer and, assuming that this Agreement is the valid and binding agreement of the Seller, constitutes the valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

         5.02 No Breach. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration or any lien, security interest, charge or encumbrance upon any assets of the Buyer, or require any authorization, consent, approval, exemption or other action by or notice to any bank, trustee or other person (however constituted) or any court or other governmental body, under the provisions of any indenture, mortgage, lease, loan agreement or other agreement or instrument by which the Buyer is bound or affected (other than those obtained and in full force and effect as of the Closing Date) or any law, statute, rule or regulation or order, judgment or decree to which the Buyer is subject. The execution of the Agreement and the LP Interest Assignment is authorized by the partnership agreement of the Partnership, giving effect to receipt of the ENI Consent, and no further consent or approval of the partners of the Partnership, other than those expressly required by Section VII hereof, is required.

         5.03 Accredited Investor; Investment Purposes. The Buyer is an "accredited investor" as defined under RegulationD promulgated under the Securities Act of 1933, as amended. The Buyer is acquiring the LP Assigned Interest and the Subordinated Note for its own account for investment and not with a view to, or for sale or resale in connection with, any public distribution thereof or with any present intention of selling, distributing or otherwise disposing of the LP Assigned Interest or the Subordinated Notes, except such sales thereof as are made not in violation of the Securities Act of 1933, as amended, the applicable securities or "blue sky" laws of any State and any other applicable law. The Buyer possesses sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of purchasing the LP Assigned Interest and the Subordinated Notes.

         5.04 Investigation; Access to Information. The Buyer is the general partner of the Partnership and as such is familiar with the Partnership, the assets of the Partnership, the Partnership Agreement, and the documents and agreements related thereto as it in the exercise of its independent judgment deemed necessary under the circumstances. The Buyer is entering into this Agreement and the transactions contemplated hereby without reliance upon any representation or warranty (expressed or implied) from the Seller other than such representations and warranties as are expressly set forth in Article IV of this Agreement. The Buyer specifically

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does not request, desire or require the Seller or any affiliate of the Seller or either of them to make any additional representations or warranties with respect to the Partnership and or any of its subsidiaries or affiliates, the LP Assigned Interest or the Subordinated Notes or any other matter with respect to the transactions contemplated by this Agreement. The Buyer has been furnished with all information regarding the LP Assigned Interests and the Subordinated Notes that it has requested from the Seller, and acknowledges that the Seller makes no representation or warranty and undertakes no responsibility with respect to the value or income potential or collectability of the LP Assigned Interest or the Subordinated Notes. The Buyer is satisfied with the Purchase Price and is freely making its decision to purchase the LP Assigned Interest and the Subordinated Notes for its own reasons with no additional information requested or required.

         5.05 Brokers. The Buyer has not dealt with any broker in connection with this transaction.

         5.06 No Insolvency Proceedings. No voluntary or involuntary petition in bankruptcy, petition seeking reorganization or arrangement, assignment for the benefit of creditors, or other action under federal, state or other insolvency laws is pending against or contemplated by the Buyer.

                            ARTICLE VI -- THE CLOSING

         6.01 Seller's Closing Obligations. On the Closing Date, (a)CNA Realty shall have delivered to the Buyer the executed LP Interest Assignment and (b)the Seller shall have delivered to the Buyer the Subordinated Notes and the Subordinated Note Assignments and such other instruments of conveyance, transfer, assignment and delivery as the Buyer shall have reasonably requested pursuant to Section 3.02 hereof.

         6.02 Buyer's Closing Obligations. On the Closing Date, the Buyer shall have (a)paid to CNA Realty by wire transfer in immediately available funds the LP Purchase Price, (b) paid to the Seller by wire transfer in immediately available funds the Note Purchase Price, (c) delivered to the Seller, (i) a duly executed counterpart of the Note Subordination Agreement in the form of Exhibit B as delivered to the Senior Lenders (as defined in said Note Subordination Agreement), and (ii) a consent to sale and waiver of rights to notice and purchases duly executed by Energy National, Inc. and KTI (the "ENI Consent"), in the form of Exhibit C hereto; and (c)satisfied (or the Seller has waived in writing) each of the conditions to the Seller's obligations set forth in Article VII.

                   ARTICLE VII -- OTHER CONDITIONS TO CLOSING

         On or prior to the Closing Date, the Buyer shall have satisfied or caused to be satisfied each of the following conditions:

         7.01 Amendment of Partnership Agreement. The Partnership Agreement shall have been amended as of the Closing Date to adjust the percentage interests of partners to reflect the

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sale of the LP Assigned Interest, and to make such other amendments thereof as are necessary to reflect the transactions contemplated hereby.

         7.02 Notices and Consents. The Buyer shall have duly performed and complied with Sections 10.2 and 10.3 of the Partnership Agreement, and will have executed and delivered all notices of this transaction required to be given to, and obtained all consents from, the Partnership or any of its partners and all other parties to any material agreement to which the Partnership is a party which requires such notice to be given or consent obtained, including the ENI Consent.

                          ARTICLE VIII -- MISCELLANEOUS

         8.01 Expenses. Except as otherwise expressly provided for herein, the Seller and the Buyer will pay all of their own expenses in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

         8.02 Amendment and Waiver. This Agreement may not be amended or waived except in a writing executed by the party against which such amendment or waiver is sought to be enforced. No course of dealing between any persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         8.03 Complete Agreement. This Agreement contains the complete agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the sale of the LP Assigned Interest or the Subordinated Note.

         8.04 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

         8.05 Governing Law. The internal law, without regard to conflicts of laws principles, of the State of New York will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

         8.06 Survival. The covenants, representations and warranties contained in this Agreement shall survive the Closing.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             KTI ENVIRONMENTAL GROUP, INC.


                                             By  /s/ Robert E. Wetzel
                                                 Its Senior Vice President


                                             CNA REALTY CORP.


                                             By  /s/ Robert M. Mann
                                                 Its President

                                             CLE, INC.


                                             By /s/ Lew Nathan
                                                Its President


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